UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                               RIBAPHARM INC.
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           (Exact name of registrant as specified in its charter)


               Delaware                                 95-4805655
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(State of incorporation or organization)  (I.R.S. Employer Identification No.)


         3300 Hyland Avenue
           Costa Mesa, CA                             92626
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(Address of principal executive offices)            (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:


       Title of each class                      Name of each exchange on
       to be so registered               which each class is to be registered
      ----------------------             ------------------------------------

Common Stock, $.01 par value per share           New York Stock Exchange

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If this form relates to the registration of a class of securities  pursuant
to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|

Securities Act registration statement file number to which this form relates: 333-39350
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Securities to be registered pursuant to Section 12(g) of the Act:

                                    None
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                              (Title of class)

Item 1.   Description of the Registrant's Securities to Be Registered.

          This registration statement relates to the common stock, $.01 par value per share, of Ribapharm Inc. Reference is made to the information set forth under the caption "Description of capital stock" in the Prospectus constituting a part of Amendment No. 6 to the Registration Statement on Form S-1 filed by Ribapharm Inc. with the Securities and Exchange Commission (Registration No. 333-39350) (the "Form S-1 Registration Statement") which information is incorporated herein by reference.

Item 2.   Exhibits.
          --------

1. The Form S-1 Registration Statement (incorporated herein by reference to the Form S-1 Registration Statement).

2.        Form of Amended and Restated Certificate of Incorporation of
          Ribapharm Inc.*

3.        Form of Amended and Restated By-Laws of Ribapharm Inc.
          (incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement).

4. Form of Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement).

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*   Filed herewith

                                 SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  April 5, 2002

                                       Ribapharm Inc.


                                       By: /s/ Roger D. Loomis, Jr.
                                           --------------------------------
                                           Name:  Roger D. Loomis, Jr.
                                           Title: Vice President and Secretary

                               EXHIBIT INDEX



Exhibit                         Description
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1.        The Form S-1 Registration Statement (incorporated herein by reference to the Form S-1 Registration Statement).

2.        Form of Amended and Restated Certificate of Incorporation of
          Ribapharm Inc.*

3.        Form of Amended and Restated By-Laws of Ribapharm Inc.
          (incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement).

4. Form of Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement).

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*   Filed herewith